NUMBER

S 1282



SHARES

# SONO-TEK CORPORATION

## COMMON STOCK

INCORPORATED UNDER THE LAWS OF
THE STATE OF NEW YORK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 835483 10 8

THIS CERTIFIES THAT

is the owner of

**FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF**

**SONO-TEK CORPORATION**

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented thereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SONO-TEK CORPORATION
CORPORATE
SEAL
1975
NEW YORK

PRESIDENT AND CHIEF EXECUTIVE OFFICER

CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT
AND REGISTRAR

By

AUTHORIZED SIGNATURE

## SONO-TEK CORPORATION

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class which the Corporation is authorized to issue.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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____________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________

____________________________________________

____________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

**KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.**